Your
American Century
prospectus

A CLASS
B CLASS
C CLASS
Select Fund
New Opportunities II Fund

ADVISOR CLASS
Select Fund

MARCH 1, 2003
REVISED OCTOBER 17, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
TELLS YOU OTHERWISE IS COMMITTING A CRIME.

American Century
Investment Services, Inc.

[american century logo and text logo (reg. sm)]

[left margin]

                [american century logo and text logo (reg. sm)]

                                American Century
                                  Investments

                                P.O. Box 419786
                                Kansas City, MO
                                   64141-6786

Dear Investor,

American Century is committed to helping people make the most of their financial opportunities. That's why we are focused on achieving superior results and building long-term relationships with investors.

We believe our relationship with you begins with an easy to read prospectus that provides you with the information you need to feel confident about your investment decisions.

Naturally, you may have questions about investing after you read through the
Prospectus. Please contact your investment professional with questions or for more information about our funds.

Sincerely,

/*/Brian Jeter

Brian Jeter
Senior Vice President
Third Party Sales and Services
American Century Investment Services, Inc.

             [graphic of triangle]

             This symbol is used throughout the book to highlight DEFINITIONS of key investment terms and to provide other helpful information.

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek long-term capital growth.

WHAT ARE THE FUNDS' PRIMARY INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

The funds look for common stocks of growing companies. Each fund's investment strategy is based on the belief that, over the long term, stocks of companies with accelerating earnings and revenue growth have a greater-than-average chance to increase in value over time. A more detailed description of American
Century's growth investment style begins on page 8.

The funds' principal risks include

*  MARKET RISK - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

*  PRICE VOLATILITY - The value of a fund's shares may fluctuate significantly in the short term.

 * PRINCIPAL LOSS - At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a good investment if you are

*  seeking long-term capital growth from your investment
*  comfortable with short-term price volatility
*  comfortable with the risks associated with the funds' investment strategies
*  investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be a good investment if you are

*  seeking current income from your investment
*  investing for a short period of time
*  uncomfortable with short-term volatility in the value of your investment

             [graphic of triangle]

             An investment in the funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation
             (FDIC) or any other government agency.

FUND PERFORMANCE HISTORY

SELECT FUND

ANNUAL TOTAL RETURNS

The following bar chart shows the performance of Select's Advisor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund's historical returns from year to year. The returns of the fund's other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

SELECT FUND -- ADVISOR CLASS

[data from bar chart]

2002         -23.02%
2001         -18.36%
2000          -8.83%
1999          21.98%
1008          35.29%
1997           1.00%

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                    Highest                       Lowest
--------------------------------------------------------------------------------
Select              22.21% (4Q 1998)              -15.49% (3Q 2002)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The following table shows the average annual total returns of Select's Advisor
Class shares. Because the funds' A, B and C Class shares did not have a full calendar year's worth of performance, they are not included.

Return Before Taxes shows the actual change in the value of fund shares over the periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two After-Tax Returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-Tax Returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual
After-Tax Returns depend on an investor's tax situation and may differ from those shown. After-Tax Returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-Tax
Returns are shown only for Advisor Class shares. After-Tax Returns for other share classes will vary.

                                                                             3

The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison.

ADVISOR CLASS

For the calendar year ended December 31, 2002        1 year       5 years   Life of Class(1)
--------------------------------------------------------------------------------------------
Select
Return Before Taxes                                  -23.02%      -1.14%    -0.52%
Return After Taxes on Distributions                  -23.03%      -2.72%    -2.90%
Return After Taxes on Distributions
  and Sale of Fund Shares                            -14.14%      -0.71%    -0.52%
S&P 500 Index                                        -22.10%      -0.59%    -0.04%(2)
  (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------

(1)  The inception date is August 8, 1997, for the Advisor Class of Select.

(2)  Since August 7, 1997, the date closest to the class's inception for which data is available.

The performance information on these pages is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes)
does not predict how the funds will perform in the future.

For current performance information, please call us at 1-800-378-9878.

NEW OPPORTUNITIES II FUND

When the A, B or C Class of New Opportunities II has investment results for a full calendar year, this section will feature charts that show

*  Annual Total Returns

*  Highest and Lowest Quarterly Returns

*  Average Annual Total Returns for the A, B and C Classes of the fund, including a comparison of these returns to a benchmark index

If the A, B or C Classes had existed during the periods presented, their performance would have been substantially similar to that of the Investor Class because each represents an investment in the same portfolio of securities.
However, performance of the A, B and C Classes would have been lower because of their higher expense ratios.

ANNUAL TOTAL RETURNS

The following bar chart shows the performance of the fund's Investor Class shares for each full calendar year in the life of the class. It indicates the volatility of the fund's historical returns from year to year. The returns of the fund's A, B and C Classes of shares will differ from those returns shown in the chart, depending on the expenses of that class.

NEW OPPORTUNITIES II -- INVESTOR CLASS

[data from bar chart]

2002          -15.87%

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

                           Highest                   Lowest
--------------------------------------------------------------------------------
New Opportunities II       3.97% (1Q 2002)           -17.80% (3Q 2002)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The following table shows the average annual total returns of the fund's
Investor Class shares calculated three different ways. Because the fund's A, B and C Class shares did not have a full calendar year's worth of performance, they are not included.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two After-Tax Returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund's actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-Tax Returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual
After-Tax Returns depend on an investor's tax situation and may differ from those shown. After-Tax Returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-Tax
Returns are shown only for Investor Class shares. After-Tax Returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in the table for performance comparison.

INVESTOR CLASS

For the calendar year ended December 31, 2002       1 year     Life of Class(1)
-------------------------------------------------------------------------------
New Opportunities II
Return Before Taxes                                -15.87%      -9.89%
Return After Taxes on Distributions                -15.87%      -9.89%
Return After Taxes on Distributions
  and Sale of Fund Shares                           -9.75%      -7.87%
S&P 500 Index                                      -22.10%     -18.90%(2)
  (reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------

(1)  The inception date for the Investor Class is June 1, 2001.

(2)  Since May 31, 2001, the date closest to the class's inception for which data is available.

The performance information on these pages is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes)
does not predict how the fund will perform in the future.

For current performance information, please call us at 1-800-378-9878.

                                                                             5

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of a fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                               A Class   B Class    C Class    Advisor Class
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                    5.75%     None       None       None
   Imposed on Purchases
   (as a percentage of offering price)
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)           None(1)   5.00%(2)   1.00%(3)   None
   (as a percentage of the original offering
   price for B Class shares or the lower
   of the original offering price or redemption
   proceeds for A and C Class shares)
--------------------------------------------------------------------------------------------

(1)  Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

(2)  The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 16, and is eliminated after six years.

(3)  The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                        Management   Distribution and          Other        Total Annual Fund
                        Fee          Service (12b-1) Fees(1)   Expenses(2)  Operating Expenses
----------------------------------------------------------------------------------------------
Select
    A Class             1.00%        0.25%                     0.00%        1.25%
----------------------------------------------------------------------------------------------
    B Class             1.00%        1.00%                     0.00%        2.00%
----------------------------------------------------------------------------------------------
    C Class             1.00%        1.00%                     0.00%        2.00%
----------------------------------------------------------------------------------------------
    Advisor Class       0.75%        0.50%(3)                  0.00%        1.25%
----------------------------------------------------------------------------------------------
New Opportunities II
    A Class             1.50%        0.25%                     0.00%        1.75%
----------------------------------------------------------------------------------------------
    B Class             1.50%        1.00%                     0.00%        2.50%
----------------------------------------------------------------------------------------------
    C Class             1.50%        1.00%                     0.00%        2.50%
----------------------------------------------------------------------------------------------

(1)  The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate such financial intermediaries for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services.
     For more information, see Service and Distribution Fees, page 24.

(2)  Other expenses, which include the fees and expenses of the funds'
     independent directors and their legal counsel, as well as interest, are expected to be less than 0.005% for the current fiscal year.

(3)  Half of the Advisor Class 12b-1 fee is for shareholder services provided by financial intermediaries, which would otherwise be paid by the advisor out of the unified management fee. The advisor has reduced its unified management fee for Advisor Class shares to reflect this arrangement, but the fee for core investment advisory services is the same for all classes.

EXAMPLE

The examples in the tables below are intended to help you compare the costs of investing in a fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

*  invest $10,000 in the fund
*  redeem all of your shares at the end of the periods shown below
*  earn a 5% return each year
*  incur the same operating expenses as shown above

.. . . your cost of investing in the fund would be:

                         1 year     3 years     5 years    10 years
----------------------------------------------------------------------
Select
    A Class                $695        $947      $1,219      $1,991
----------------------------------------------------------------------
    B Class                $602        $823      $1,169      $2,305
----------------------------------------------------------------------
    C Class                $202        $623      $1,069      $2,305
----------------------------------------------------------------------
    Advisor Class          $127        $395        $683      $1,503
----------------------------------------------------------------------
New Opportunities II
    A Class                $742      $1,091      $1,463      $2,503
----------------------------------------------------------------------
    B Class                $651        $971      $1,417      $2,803
----------------------------------------------------------------------
    C Class                $251        $771      $1,317      $2,803
----------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

                         1 year     3 years     5 years    10 years
----------------------------------------------------------------------
Select
    A Class                $695        $947      $1,219      $1,991
----------------------------------------------------------------------
    B Class                $202        $623      $1,069      $2,305
----------------------------------------------------------------------
    C Class                $202        $623      $1,069      $2,305
----------------------------------------------------------------------
    Advisor Class          $127        $395        $683      $1,503
----------------------------------------------------------------------
New Opportunities II
    A Class                $742      $1,091      $1,463      $2,503
----------------------------------------------------------------------
    B Class                $251        $771      $1,317      $2,803
----------------------------------------------------------------------
    C Class                $251        $771      $1,317      $2,803
----------------------------------------------------------------------

                                                                            7

OBJECTIVES, STRATEGIES AND RISKS

NEW OPPORTUNITIES II
SELECT

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

These funds seek long-term capital growth.

HOW DO THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES?

The Select fund managers look for stocks of companies they believe will increase in value over time, using a growth investment strategy developed by American
Century. The New Opportunities II fund managers look for stocks of smaller-sized companies they believe will increase in value over time, also using American
Century's growth investment strategy. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. For New Opportunities II, it also includes companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The managers use a bottom-up approach to select stocks to buy for the funds.
This means that the managers make their investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain ACCELERATING GROWTH and sell the stocks of companies whose growth begins to slow down.

             [graphic of triangle]

             ACCELERATING GROWTH is shown, for example, by growth that is faster this quarter than last or faster this year than the year before.

Although most of the funds' assets will be invested in U.S. companies, there is no limit on the amount of assets the funds can invest in foreign companies. Most of the funds' foreign investments are in companies located and doing business in developed countries. Investments in foreign securities present some unique risks that are more fully described in the funds' Statement of Additional Information.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally. When the managers believe it is prudent, the funds may invest a portion of their assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, nonleveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the funds' cash assets remain liquid while performing more like stocks. The funds have a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the fund managers cannot invest in a derivative security if it would be possible for a fund to lose more money than it invested. A complete description of the derivatives policy is included in the Statement of Additional Information.

If the companies in which New Opportunities II invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the fund managers determine that the availability of small-sized companies in which to invest is not adequate to meet the fund's investment needs, the fund managers may invest in medium- and large-sized companies.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The New Opportunities II fund managers will usually purchase common stocks of
U.S. and foreign companies that are small at the time of purchase, but they can purchase other types of securities as well. When determining whether a company is small-sized, the fund managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company. The Select fund managers usually purchase common stocks, but they can purchase other securities as well. Each fund also may invest in domestic and foreign preferred stocks, convertible debt securities, equity-equivalent securities, notes, bonds and other debt securities. Each fund generally limits its purchase of debt securities to investment-grade obligations.

WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

Select generally invests in larger companies, although it may purchase companies of any size.

New Opportunities II generally invests in smaller-sized companies.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The fund managers may buy a large amount of a company's stock quickly, and often will dispose of it quickly if the company's earnings or revenues decline. While the managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

Because New Opportunities II generally invests in smaller companies than
American Century's similarly managed growth equity funds (such as Growth, Ultra and Select), it may be more volatile, and subject to greater short-term risk, than those funds. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring a fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

                                                                             9

Although the fund managers intend to invest the funds' assets primarily in U.S.
stocks, the funds may invest in securities of foreign companies.  Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in
U.S. stocks. To the extent a fund invests in foreign securities, the overall risk of that fund could be affected.

New Opportunities II's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

MANAGEMENT

WHO MANAGES THE FUNDS?

The Board of Directors, investment advisor and fund management teams play key roles in the management of the funds.

THE BOARD OF DIRECTORS

The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of
Directors does not manage the funds, it has hired an investment advisor to do
so. More than two-thirds of the directors are independent of the funds' advisor;
that is, they are not employed by and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

The funds' investment advisor is American Century Investment Management, Inc.
The advisor has been managing mutual funds since 1958 and is headquartered at
4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

For the services it provided to the funds during the most recent fiscal year, the advisor received a unified management fee based on a percentage of the average net assets of each class of shares. The amount of the management fee for a fund is calculated daily and paid monthly in arrears. The A, B and C Classes of the funds had no assets as of the most recent fiscal year end, but each such class of New Opportunities II will pay the advisor a unified management fee of
1.50%, and each such class of Select will pay the advisor a unified management fee of 1.00%. New Opportunities II does not offer the Advisor Class; the fee paid by the Advisor Class of Select is shown below.

Out of each fund's fee, the advisor paid all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of each fund's management fee may be paid by the fund's advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Funds to the Advisor
as a Percentage of Average Net Assets for the Most
Recent Fiscal Year Ended October 31, 2002                  Advisor Class
--------------------------------------------------------------------------------
Select                                                     0.75%
--------------------------------------------------------------------------------

                                                                             11

THE FUND MANAGEMENT TEAMS

The advisor uses teams of portfolio managers, assistant portfolio managers and analysts to manage the funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objectives and strategy.

The portfolio managers on the investment teams are identified below.

New Opportunities II

HAROLD S. BRADLEY

Mr. Bradley, Chief Investment Officer-U.S. Growth Equity for small cap, mid cap and sector portfolios, has been a member of the team that manages New
Opportunities II since June 2003. He joined American Century in 1988 and has managed the global equity, futures, and foreign exchange trading activities.
Since joining American Century, he has been a portfolio manager for other growth funds and has supervised research and development efforts. He has a bachelor of arts from Marquette University.

JOHN D. SEITZER

Mr. Seitzer, Vice President and Portfolio Manager, has been a member of the team that manages New Opportunities II since its inception. He joined American
Century in June 1993 as an Investment Analyst and was promoted to Portfolio
Manager in July 1996. He has a bachelor's degree in accounting and finance from
Kansas State University and an MBA in finance from Indiana University. He is a
CFA charterholder and a Certified Public Accountant.

Select

JOHN R. SYKORA

Mr. Sykora, Vice President and Senior Portfolio Manager, has been a member of the team that manages Select since September 2002. He joined American Century in
May 1994 as an Investment Analyst and was promoted to Portfolio Manager in
November 1997. He has a bachelor's degree in accounting and finance from
Creighton University and an MBA in finance from Michigan State University. He is a CFA charterholder.

KEITH LEE

Mr. Lee, Portfolio Manager, has been a member of the team since October 2001 and was promoted to Portfolio Manager in July 2003. He was an international investment analyst for American Century from July 1998 to July 2000 and was a telecommunications analyst for Galleon Management from July 2000 to September
2001. He has a bachelor's of science in industrial engineering from Columbia
University. He is a CFA charterholder.

CODE OF ETHICS

American Century has a Code of Ethics designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.
Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering or profiting from the purchase and sale of the same security within 60 calendar days. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the funds to obtain approval before executing permitted personal trades.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies contained in the Statement of Additional
Information and the investment objectives of the funds may not be changed without shareholder approval. The Board of Directors may change any other policies and investment strategies.

                                                                            13

INVESTING WITH AMERICAN CENTURY

CHOOSING A SHARE CLASS

The shares offered by this prospectus are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through investment advisors, broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

Select offers the A, B, C and Advisor Classes through this prospectus; New
Opportunities II offers the A, B and C Classes. Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial advisor for the services provided to you. Your financial advisor can help you choose the option that is most appropriate.

The following chart provides a summary description of each class offered by this prospectus:

A Class                                 B Class
--------------------------------------------------------------------------------
Initial sales charge(1)                 No initial sales charge
--------------------------------------------------------------------------------
Generally no CDSC(2)                    Contingent deferred sales charge on
                                        redemptions within six years
--------------------------------------------------------------------------------
12b-1 fee of 0.25%                      12b-1 fee of 1.00%
--------------------------------------------------------------------------------
No conversion feature                   Convert to A Class shares eight
                                        years after purchase
--------------------------------------------------------------------------------
Generally more appropriate              Purchase orders limited to amounts
for long-term investors                 less than $100,000
--------------------------------------------------------------------------------

C Class                                 Advisor Class
--------------------------------------------------------------------------------
No initial sales charge                 No initial sales charge
--------------------------------------------------------------------------------
Contingent deferred sales charge on     No contingent deferred sales charge
redemptions within 12 months
--------------------------------------------------------------------------------
12b-1 fee of 1.00%                      12b-1 fee of 0.50%
--------------------------------------------------------------------------------
No conversion feature                   No conversion feature
--------------------------------------------------------------------------------
Purchase orders limited to amounts      Generally offered through qualified
less than $1,000,000; generally more    retirement plans and other fee-based
appropriate for short-term investors    arrangements
--------------------------------------------------------------------------------

(1)  The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

(2)  A CDSC of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

MINIMUM INITIAL INVESTMENT AMOUNTS

To open an account, the minimum initial investments for Select are $2,000 for a
Coverdell Education Savings Account (CESA, formerly an Education IRA), and
$2,500 for all other accounts. For New Opportunities II, the minimum initial investment is $10,000 for all accounts. To establish a traditional or Roth IRA in New Opportunities II, you must exchange from another American Century IRA, transfer from another custodian or roll over a minimum of $10,000 in order to meet the fund's minimum.

CALCULATION OF SALES CHARGES

A CLASS

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial advisor are:

                            Sales Charge      Sales Charge            Amount paid to
                            as a % of         as a % of               Financial Advisor
Purchase Amount             Offering Price    Net Amount Invested     as a % of Offering Price
----------------------------------------------------------------------------------------------
Less than $50,000           5.75%             6.10%                   5.00%
----------------------------------------------------------------------------------------------
$50,000 - $99,999           4.75%             4.99%                   4.00%
----------------------------------------------------------------------------------------------
$100,000 - $249,999         3.75%             3.90%                   3.25%
----------------------------------------------------------------------------------------------
$250,000 - $499,999         2.50%             2.56%                   2.00%
----------------------------------------------------------------------------------------------
$500,000 - $999,999         2.00%             2.04%                   1.75%
----------------------------------------------------------------------------------------------
$1,000,000 - $3,999,999     0.00%             0.00%                   1.00%(1)
----------------------------------------------------------------------------------------------
$4,000,000 - $9,999,999     0.00%             0.00%                   0.50%(1)
----------------------------------------------------------------------------------------------
$10,000,000 or more         0.00%             0.00%                   0.25%(1)
----------------------------------------------------------------------------------------------

(1)  For purchases over $1,000,000 by qualified retirement plans, no upfront amount will be paid to financial advisors.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial advisor must provide such information to American Century at the time of purchase in order to take advantage of such reduction or waiver.

You and your immediate family (your spouse and your children under the age of
21) may combine investments to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated if made for your own account(s) and/or certain other accounts, such as:

*  Certain trust accounts
*  Solely controlled business accounts
*  Single-participant retirement plans
*  Endowments or foundations established and controlled by you or an immediate family member

                                                                             15

Concurrent Purchases. You may combine simultaneous purchases in A, B or C Class shares of any two or more American Century Advisor Funds to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings in A, B or C Class shares of any American Century Advisor Fund to determine your A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of all A, B and C Class shares you intend to make over a 13-month period to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation, capital gains and reinvested dividends do not apply toward these combined purchases. A portion of your account will be held in escrow to cover additional
A Class sales charges that will be due if your total investments over the
13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

*  certain financial intermediaries who have selling agreements for the American
   Century Advisor Funds, and those intermediaries' employees and sales representatives

*  present or former officers, directors and employees (and their families) of
   American Century

*  qualified retirement plan purchases

*  IRA Rollovers from any American Century Advisor Fund held in a qualified retirement plan

*  certain other investors as deemed appropriate by American Century

B CLASS

B Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within six years of purchase you will pay a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During                   CDSC as a % of Original Purchase Price
--------------------------------------------------------------------------------
1st year                            5.00%
--------------------------------------------------------------------------------
2nd year                            4.00%
--------------------------------------------------------------------------------
3rd year                            3.00%
--------------------------------------------------------------------------------
4th year                            3.00%
--------------------------------------------------------------------------------
5th year                            2.00%
--------------------------------------------------------------------------------
6th year                            1.00%
--------------------------------------------------------------------------------
After 6th year                      None
--------------------------------------------------------------------------------

B Class shares will automatically convert to A Class shares in the month of the eight-year anniversary of the purchase date.

C CLASS

C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

CALCULATION OF CDSC

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC.  Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next.  For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC WAIVERS

Any applicable contingent deferred sales charge may be waived in the following cases:

*  redemptions through systematic withdrawal plans not exceeding annually:

   * 12% of the lesser of the original purchase cost or current market value for
     A Class shares

   * 12% of the original purchase cost for B Class shares

   * 12% of the lesser of the original purchase cost or current market value for
     C Class shares

*  distributions from IRAs due to attainment of age 59-1/2 for A Class and C
   Class shares

*  required minimum distributions from retirement accounts upon reaching age
   70-1/2

*  tax-free returns of excess contributions to IRAs

*  redemptions due to death or post-purchase disability

*  exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

*  IRA rollovers from any American Century Advisor Fund held in a qualified retirement plan, for A Class shares only

*  if no broker was compensated for the sale

                                                                             17

BUYING AND SELLING SHARES

Your ability to purchase, exchange and redeem shares will depend on the policies of the financial intermediary through which you do business. Some policy differences may include

*  minimum investment requirements
*  exchange policies
*  fund choices
*  cutoff time for investments

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Please contact your intermediary or plan sponsor for a complete description of its policies. Copies of a fund's annual report, semiannual report and Statement of Additional Information are available from your intermediary or plan sponsor.

The funds have authorized certain FINANCIAL INTERMEDIARIES to accept orders on the funds' behalf. American Century has contracts with these intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary on a fund's behalf before the time the net asset value is determined in order to receive that day's share price. If those orders are transmitted to American Century and paid for in accordance with the contract, they will be priced at the net asset value next determined after your request is received in the form required by the intermediary.

             [graphic of triangle]

             FINANCIAL INTERMEDIARIES include banks, broker-dealers, insurance companies and investment advisors.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Advisor
Fund at the then-current net asset value without paying an initial sales charge.
Any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account.  You or your financial advisor must notify the fund's transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once.

EXCHANGING SHARES

You may exchange shares of a fund for shares of the same class of another
American Century Advisor Fund without a sales charge if you meet the following criteria:

*  The exchange is for a minimum of $100

*  For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned.  Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

MODIFYING OR CANCELING AN INVESTMENT

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel
it. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

ABUSIVE TRADING PRACTICES

We discourage market timing or other abusive trading practices, and we take steps to minimize the effect of these activities in our funds.

Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

YOUR RESPONSIBILITY FOR UNAUTHORIZED TRANSACTIONS

American Century and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

REDEMPTIONS

If you sell your B and C Class or, in certain cases, A Class shares within a certain time after their purchase, you will pay a sales charge the amount of which is contingent upon the amount of time you have held your shares, as described above. Your redemption proceeds will be calculated using the NET ASSET
VALUE (NAV) next determined after we receive your transaction request in good order.

             [graphic of triangle]

             A fund's NET ASSET VALUE, or NAV, is the price of the fund's shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. For funds with CheckWriting privileges, we will not honor checks written against shares subject to this seven-day holding period.
Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a
15-day holding period before we will transfer or wire redemption proceeds to your bank. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

                                                                             19

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

If, during any 90-day period, you redeem fund shares worth more than $250,000
(or 1% of the value of a fund's assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The fund managers would select these securities from the fund's portfolio. A payment in securities can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund sold securities prematurely to pay the entire redemption amount in cash.

We will value these securities in the same manner as we do in computing the fund's net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum initial investment amount for any reason other than as a result of market fluctuation, we will notify you and give you 90 days to meet the minimum. If you do not meet the deadline, American
Century reserves the right to redeem the shares in the account and send the proceeds to your address of record. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You also may incur tax liability as a result of the redemption.

SIGNATURE GUARANTEES

A signature guarantee -- which is different from a notarized signature -- is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions:

*  Your redemption or distribution check, Check-A-Month or automatic redemption is made payable to someone other than the account owners

*  Your redemption proceeds or distribution amount is sent by wire or EFT to a destination other than your personal bank account

*  You are transferring ownership of an account over $100,000

We reserve the right to require a signature guarantee for other transactions, at our discretion.

A NOTE ABOUT MAILINGS TO SHAREHOLDERS

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please contact your financial intermediary directly.

RIGHT TO CHANGE POLICIES

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups.

SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

American Century determines the NAV of each fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is closed (including certain
U.S. holidays), we do not calculate the NAV. A fund share's NAV is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

If current market prices of securities owned by a fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board. For example, if a fund's portfolio securities principally trade on a foreign exchange that closes before the close of regular trading on the exchange and an event occurs that is likely to have changed the value of those securities, the advisor may determine the securities'
fair value. Trading of securities in foreign markets may not take place every day the Exchange is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when a fund's
NAV is not calculated. So, the value of a fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

We will price your purchase, exchange or redemption at the NAV next determined after we receive your transaction request in GOOD ORDER.

             [graphic of triangle]

             GOOD ORDER means that your instructions have been received in the form required by American Century. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

DISTRIBUTIONS

Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means the funds will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by a fund, as well as CAPITAL GAINS realized by a fund on the sale of its investment securities. Each fund generally pays distributions from net income and capital gains, if any, once a year in
December. The funds may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

             [graphic of triangle]

             CAPITAL GAINS are increases in the values of capital assets, such as stock, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions.
For investors investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

                                                                             21

TAXES

The tax consequences of owning shares of the funds will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the funds of dividend and interest income they have received or capital gains they have generated through their investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

TAXABLE ACCOUNTS

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

TAXABILITY OF DISTRIBUTIONS

Fund distributions may consist of income such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of its investment securities. Distributions of income are taxed as ordinary income, unless they are designated as QUALIFIED DIVIDEND INCOME and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.

             [graphic of triangle]

             QUALIFIED DIVIDEND INCOME is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains recognized by a fund prior to May 6, 2003, the following rates apply:

                                     Tax Rate for 10%       Tax Rate for
Type of Distribution                 and 15% Brackets       All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains             Ordinary income rate   Ordinary income rate
--------------------------------------------------------------------------------
Long-term capital gains (1-5 years)  10%                    20%
--------------------------------------------------------------------------------
Long-term capital gains (> 5 years)   8%                    20%
--------------------------------------------------------------------------------

For capital gains recognized by a fund after May 5, 2003, and for income distributions  designated as qualified dividend income, the following rates apply:

                                    Tax Rate for 10%     Tax Rate for
Type of Distribution                and 15% Brackets     All Other Brackets
--------------------------------------------------------------------------------
Short-term capital gains            Ordinary Income      Ordinary Income
--------------------------------------------------------------------------------
Long-term capital gains (> 1 year)
and Qualified Dividend Income       5%                   15%
--------------------------------------------------------------------------------

The tax status of any distributions of capital gains is determined by how long a fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing (Form 1099-DIV).

Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

TAXES ON TRANSACTIONS

Your redemptions--including exchanges to other American Century funds--are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the
Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

BUYING A DIVIDEND

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that the fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The funds distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

                                                                             23

MULTIPLE CLASS INFORMATION

American Century offers six classes of shares of Select and five classes of shares of New Opportunities II through financial intermediaries: A Class, B
Class, C Class, Advisor Class (for Select only), Investor Class and
Institutional Class. The shares offered by this Prospectus are A, B, C and (for
Select only) Advisor Class shares, which are offered primarily through employer-sponsored retirement plans or through institutions like investment advisors, banks, broker-dealers and insurance companies.

The other classes have different fees, expenses and/or minimum investment requirements from the classes offered by this prospectus. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the advisor for core investment advisory services.
Accordingly, the core investment advisory expenses do not vary by class.
Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this prospectus, call us at 1-800-378-9878.

You also can contact a sales representative or financial intermediary who offers that class of shares.

Except as described herein, all classes of shares of the funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of the A Class of the same fund after eight years.

SERVICE AND DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class offered by this prospectus has a 12b-1 plan. The plans provide for the funds to pay annual fees of 0.25% for A Class, 1.00% for B and C
Class, and 0.50% for Advisor Class to the distributor. The distributor pays all or a portion of such fees to the investment advisors, banks, broker-dealers and insurance companies that make the classes available. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the
Statement of Additional Information.

In addition, the advisor or the funds' distributor may make payments for various services or other expenses out of their past profits or other available sources.
Such expenses may include distribution services, shareholder services or marketing, promotional or related expenses. The amount of these payments is determined by the advisor or the distributor and is not paid by you.

FINANCIAL HIGHLIGHTS

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The table on the next page itemizes what contributed to the changes in Select's
Advisor Class share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. Because A, B and C Class shares of Select and New
Opportunities II are new, financial information is not available for these classes as of the date of this prospectus.

On a per-share basis, each table includes as appropriate

*  share price at the beginning of the period
*  investment income and capital gains or losses
*  distributions of income and capital gains paid to investors
*  share price at the end of the period

Each table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's investment portfolio that is replaced during the period

The Financial Highlights have been audited by Deloitte & Touche LLP, independent auditors. Their Independent Auditors' Reports and the financial statements are included in the fund's annual report, which is available upon request.

                                                                             25

SELECT FUND
Advisor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------
                                                             2002       2001        2000       1999      1998
PER-SHARE DATA

Net Asset Value, Beginning of Period                       $34.68     $52.01      $53.19     $49.44    $48.16
---------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Loss(1)                                    (0.02)     (0.04)      (0.21)     (0.13)       --
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   (6.00)    (14.50)       4.13      13.71      9.37
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                          (6.02)    (14.54)       3.92      13.58      9.37
---------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                                  --         --          --       (0.04)    (0.16)
---------------------------------------------------------
  From Net Realized Gains                                     --       (2.79)      (5.10)     (9.79)    (7.93)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --       (2.79)      (5.10)     (9.83)    (8.09)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $28.66     $34.68      $52.01     $53.19    $49.44
===============================================================================================================
  TOTAL RETURN(2)                                          (17.36)%   (29.18)%      7.54%     30.87%    22.67%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets            1.25%      1.25%       1.25%      1.25%     1.25%
---------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets          (0.04)%    (0.10)%     (0.36)%    (0.22)%     --
---------------------------------------------------------
Portfolio Turnover Rate                                       168%        98%         67%       130%      165%
---------------------------------------------------------
Net Assets, End of Period (in thousands)                  $20,432    $23,389     $22,239     $8,369    $1,617
---------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

PERFORMANCE INFORMATION OF OTHER CLASS

The following financial information is provided to show the performance of New
Opportunities II's original class of shares. This class, the Investor Class, has a total expense ratio that is lower than the A, B and C Classes. If the A, B and
C Classes had existed during the periods presented, their performance would have been lower because of the additional expense.

The table on the next page itemizes what contributed to the changes in the
Investor Class share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years, or less, if the share class is not five years old.

On a per-share basis, the table includes as appropriate

*  share price at the beginning of the period
*  investment income and capital gains or losses
*  distributions of income and capital gains paid to investors
*  share price at the end of the period

The table also includes some key statistics for the period as appropriate

*  TOTAL RETURN - the overall percentage of return of the fund, assuming the reinvestment of all distributions

*  EXPENSE RATIO - the operating expenses of the fund as a percentage of average net assets

*  NET INCOME RATIO - the net investment income of the fund as a percentage of average net assets

*  PORTFOLIO TURNOVER - the percentage of the fund's investment portfolio that is replaced during the period

The Financial Highlights have been audited by Deloitte & Touche LLP, independent accountants. Their Independent Accountants' Report and the financial statements are included in the fund's Annual Report, which is available upon request.

                                                                             27

NEW OPPORTUNITIES II
Investor Class

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
----------------------------------------------------------------------------------
                                                               2002      2001(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                          $4.52      $5.00
----------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------
  Net Investment Loss                                         (0.05)     (0.01)
--------------------------------------------------------------
  Net Realized and Unrealized Loss                            (0.32)     (0.47)
----------------------------------------------------------------------------------
  Total From Investment Operations                            (0.37)     (0.48)
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                $4.15      $4.52
==================================================================================
  TOTAL RETURN(2)                                             (8.19)%    (9.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.50%      1.50%(3)
--------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets            (1.02)%    (0.81)%(3)
--------------------------------------------------------------
Portfolio Turnover Rate                                         182%        89%
--------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $25,479    $18,217
----------------------------------------------------------------------------------

(1)  June 1, 2001 (inception) through October 31, 2001.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

NOTES

                                                                           29

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

Annual and semiannual reports contain more information about the funds'
investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains a more detailed, legal description of the funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this
Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the funds or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the funds (including the SAI) from the
Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person             SEC Public Reference Room
                      Washington, D.C.
                      Call 202-942-8090 for location and hours.

On the Internet       * EDGAR database at www.sec.gov
                      * By email request at publicinfo@sec.gov

By mail               SEC Public Reference Section
                      Washington, D.C. 20549-0102

This Prospectus shall not constitute an offer to sell securities of a fund in any state, territory, or other jurisdiction where the fund's shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference            Fund Code    Ticker       Newspaper Listing
------------------------------------------------------------------------
Select
     A Class              121          AASLX        Select
------------------------------------------------------------------------
     B Class              302          ABSLX        Select
------------------------------------------------------------------------
     C Class              412          ACSLX        Select
------------------------------------------------------------------------
     Advisor Class        721          TWCAX        Select
------------------------------------------------------------------------
New Opportunities II
     A Class              106          ANOAX        N/A
------------------------------------------------------------------------
     B Class              306          ANOBX        N/A
------------------------------------------------------------------------
     C Class              436          ANOCX        N/A
------------------------------------------------------------------------

Investment Company Act File No. 811-0816

AMERICAN CENTURY INVESTMENTS
P.O. Box 419786
Kansas City, Missouri 64141-6786
1-800-378-9878
www.americancentury.com

0310
SH-PRS-36218